Exhibit 10.4
FORM OF WARRANT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

ZYNEX MEDICAL HOLDINGS, INC.

COMMON STOCK PURCHASE WARRANT

1. Issuance; Certain Definitions. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by ZYNEX MEDICAL HOLDINGS, INC., a Nevada corporation (the “Company”), _________ or registered assigns (the “Holder”) is hereby granted the right to purchase at any time until 5:00 p.m., New York City time, on  _____(the “Expiration Date”), _________ X 0.80 OR ______ fully paid and nonassessable shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), at an initial exercise price per share (the “Exercise Price”) of $0.39 per share, subject to further adjustment as set forth herein. Capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Securities Purchase Agreement between the Company and the original Holder dated _______, as amended from time to time (the “Agreement”).

2. Exercise of Warrant.

2.1 Method of Exercise.

(a)
This Warrant is exercisable in whole or in part at any time and from time to time. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 9 hereof) a completed and duly executed Notice of Exercise (substantially in the form attached to this Warrant) as provided in this paragraph. The date such Notice of Exercise is faxed to the Company shall be the “Exercise Date,” provided that the Holder of this Warrant tenders this Warrant Certificate to the Company within five (5) business days thereafter. The Notice of Exercise shall be executed by the Holder of this Warrant and shall indicate the number of shares then being purchased pursuant to such exercise. Upon surrender of this Warrant Certificate, together with appropriate payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

(b)	The Holder shall be deemed to be the holder of the shares issuable to it in accordance with the provisions of this Section 2.1 on the Exercise Date

2.2 Limitation on Exercise. Notwithstanding the provisions of this Warrant, the Agreement or of the other Transaction Agreements, in no event (except (i) as specifically provided in this Warrant as an exception to this provision, (ii) while there is outstanding a tender offer for any or all of the shares of the Company’s Common Stock, or (iii) at the Holder’s option, on at least sixty-five (65) days’ advance written notice from the Holder) shall the Holder be entitled to exercise this Warrant, or shall the Company have the obligation to issue shares upon such exercise of all or any portion of this Warrant to the extent that, after such exercise the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrants or other rights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the exercise of the Warrants with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such exercise). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), except as otherwise provided in clause (1) of such sentence. The Holder, by its acceptance of this Warrant, further agrees that if the Holder transfers or assigns any of the Warrants, such assignment shall be made subject to the transferee’s or assignee’s specific agreement to be bound by the provisions of this Section 2.2 as if such transferee or assignee were the original Holder hereof.

3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a duplicate Warrant and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6. Protection Against Dilution and Other Adjustments.

6.1 Adjustment Mechanism. Any adjustment of the Exercise Price required pursuant to this Section 6 shall affect only the Exercise Price and shall not result in any change in the number of shares of Common Stock which may be purchased upon the exercise of the Warrant after any such adjustment, except as provided in Section 6.2.

6.2 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, or like capital adjustment affecting the Common Stock of the Company prior to the exercise of this Warrant or its applicable portion, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the exercise date of this Warrant and the original Exercise Price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

7. Transfer to Comply with the Securities Act; Registration Rights.

7.1 Transfer. This Warrant has not been registered under the Securities Act of 1933, as amended, (the “Act”) and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

7.2 Registration Rights. Reference is made to the Registration Rights Agreement. The Company’s obligations under the Registration Rights Agreement and the other terms and conditions thereof with respect to the Warrant Shares, including, but not necessarily limited to, the Company’s commitment to file a registration statement including the Warrant Shares, to have the registration of the Warrant Shares completed and effective, and to maintain such registration, are incorporated herein by reference.

8. Early Termination.

8.1 Change of Control. In the event of, at any time prior to the Expiration Date, the consolidation or merger of the Company with or into another corporation (other than a merger or other transaction solely to effect a reincorporation of the Company into another state), a transaction or series of transactions to which the Company is party and in which is in excess of fifty percent of the voting power of the Company is transferred, or the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person occurs (a “Change of Control”), the Company shall provide to the Holder twenty (20) days advance written notice of such consolidation, merger or sale or other disposition of the Company’s assets, and this Warrant shall terminate and have no further force and effect unless exercised upon the occurrence of such consolidation, merger, or similar transaction, or sale or other disposition of the Company’s assets.

8.2 Trading Price. In the event that the Company’s Common Stock trades on the Company’s Principal Trading Market at a price equal to or greater than 200% of the Exercise Price for any ten consecutive trading days prior to the Expiration Date, the Company shall provide the Holder with written notice of such event and the Holder shall have 30 days from the date of the notice to exercise this Warrant. If the Holder shall fail to exercise this Warrant prior to the expiration of the 30 day time period, the Warrant shall terminate and have no further force and effect.

9. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, four days after the date of deposit in the United States mails, as follows:

If to the Company, to:

ZYNEX MEDICAL HOLDINGS, INC.
8100 Southpark, Suite A-9
Littleton, CO 80120
Attention: Peter J. Leveton
Facsimile: (800) 495-6695

with a copy to:

Holland & Hart LLP
555 Seventeenth Street
Suite 3200
Denver, CO 80202
Attn: Mark R. Levy
Fax: (303) 295-8261

If to the Holder, to the address listed in the Purchase Agreement.

Any party may give notice in accordance with this Section to designate to another address or person for receipt of notices hereunder.

10. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

11. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Tennessee. The Company and each Holder hereby submit to the jurisdiction of any state court of competent jurisdiction in and for Denver, Colorado, or in the United States District
Court for the Colorado District sitting at Arapahoe County, Colorado in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of the action or proceeding may be heard and determined in any such court; agree not to bring any action or proceeding arising out of or relating to this Agreement in any other court; waive any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waive any bond, surety, or other security that might be required of any other Party with respect thereto; and agree that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.

12. Jury Trial Waiver. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out or in connection with this Warrant.

13. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

14. Descriptive Headings. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the _____day of ______, 2006.

ZYNEX MEDICAL HOLDINGS, INC.

By:  ___________________________
Name:  _________________________
                              Title:  __________________________

NOTICE OF EXERCISE

TO: ZYNEX MEDICAL HOLDINGS, INC.
8100 Southpark, Suite A-9
Littleton, CO 80120
Attention: Peter J. Leveton

1.
The undersigned hereby elects to purchase ______________ shares (the “Shares”) of the _________________ Stock of Zynex Medical Holdings, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

2.	Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

___________________________________________
(Print Name)
Address: __________________________________________
___________________________________________

3.
The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

__________________________                ________________________________________________
(Date)                   (Signature)

                                    ________________________________________________
   (Print Name)